APRIL 27, 2026
SUPPLEMENT TO
THE HARTFORD DIVIDEND AND GROWTH FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective April 30, 2026, Brian J. Schmeer, CFA will no longer serve as a portfolio manager for The Hartford Dividend and Growth Fund. Matthew G. Baker and Nataliya Kofman will remain as portfolio managers for The Hartford Dividend and Growth Fund. Accordingly, effective April 30, 2026, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Senior Managing Director and Equity Portfolio Manager	2006
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7774
April 2026